Exhibit 10.8(b)

EXECUTION VERSION

FIRST AMENDMENT

TO

SECOND LIEN CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “First Amendment”), dated as of August 14, 2014, is by and among J.A. Cosmetics Holdings Inc., a Delaware corporation (“Holdings”), each Domestic Subsidiary of Holdings party to the Credit Agreement described below (the “Borrowers”), PennantPark Investment Corporation, PennantPark Floating Rate Capital Ltd., PennantPark Credit Opportunities Fund, LP (the foregoing PennantPark entities, collectively, the “Required Lenders”), each Loan Party to the Credit Agreement described below (the “Guarantors”) and U.S. Bank National Association, as Collateral Agent under the Credit Agreement described below (in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, Holdings, the Borrowers, each Lender from time to time party thereto, the Guarantors and the Collateral Agent are parties to the Second Lien Credit Agreement, dated as of January 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, as contemplated by Section 10.01 of the Credit Agreement, the Borrowers have requested that the Required Lenders amend certain terms of the Credit Agreement as hereinafter provided and the Required Lenders party hereto have agreed to amend the Credit Agreement subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 3 hereof.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Defined Terms. Except as otherwise defined in this First Amendment, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Section 2. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, effective as of the First Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

(a) The definition of “Interest Period” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the first day of January, April, July and October of each calendar year prior to the Maturity Date and ending, in each case, on the last day of each Fiscal Quarter; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day; and

(b) no Interest Period shall extend beyond the Maturity Date for the Term Loan to which such Interest Period applies.

Section 3. Conditions Precedent. The effectiveness of the provisions set forth in Section 2 hereof are subject to the satisfaction or waiver by the applicable party of the following conditions precedent (the date of such satisfaction, the “First Amendment Effective Date”):

(a) Holdings, the Borrowers, the Required Lenders, the Guarantors and the Collateral Agent shall have executed and delivered counterparts of this First Amendment to the Collateral Agent;

(b) Each of the representations and warranties made by any Loan Party set forth in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “Material Adverse Effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date);

(c) The Required Lenders shall have received a certificate from a Responsible Officer of each Loan Party, signed and dated as of the First Amendment Effective Date, confirming compliance with Section 3(b) hereof;

(d) Each of the Loan Parties shall have obtained all material consents and approvals necessary or advisable in connection with this First Amendment; and

(e) The Borrower shall have paid all fees and expenses that are due and payable in connection with this First Amendment on or before the First Amendment Effective Date.

Section 4. Costs and Expenses.

(a) Without limiting the obligations of the Loan Parties under the Credit Agreement, the Borrowers agree to pay or reimburse all of the Collateral Agent’s and Required Lenders’ reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this First Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 10.04 of the Credit Agreement, including all reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Required Lenders and Shipman & Goodwin LLP, counsel for the Collateral Agent.

(b) Each Lender party hereto hereby waives any breakage loss or expenses due and payable to it by the Loan Parties pursuant to Section 3.05 of the Credit Agreement with respect to the amendment of the Credit Agreement to occur on the First Amendment Effective Date.

Section 5. Consent and Affirmation of the Loan Parties.

(a) Each Loan Party hereby consents to the amendments to the Credit Agreement effected hereby. Each Loan Party hereby confirms and agrees that, notwithstanding the effectiveness of this First Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this First Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this First Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Collateral Agent, for the benefit of the Lenders,

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pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement, as amended hereby, and the other Loan Documents as and to the extent provided in the Loan Documents. Each Guarantor reaffirms and agrees that its guarantee of the obligations of the Loan Parties under the Credit Agreement, as amended hereby, and the Loan Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

Section 6. Consent of the Required Lenders.

(a) Each Required Lender hereby irrevocably appoints, designates and authorizes the Collateral Agent to enter into (i) this First Amendment and (ii) the Consent Under, Reaffirmation of and First Amendment to Subordination and Intercreditor Agreement, dated as of August 14, 2014, by and among Holdings, the Borrowers, the Required Lenders, the Collateral Agent and the Senior Lender Agent.

Section 7. Reference to and Effect on the Credit Agreement.

(a) On and after the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b) The Credit Agreement as specifically amended by this First Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This First Amendment shall be a “Loan Document” for purposes of the definition thereof in the Credit Agreement.

(c) The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Collateral Agent under any of the Loan Documents.

Section 8. Execution in Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or other electronic means (including .pdf or .tif files) shall be effective as delivery of a manually executed counterpart of this First Amendment.

Section 9. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

Section 11. Severability. If any provision of this First Amendment is held to be invalid, illegal or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this First Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision of a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

J.A. COSMETICS HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

J.A. COSMETICS US, INC., a Delaware corporation

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

JA COSMETICS RETAIL, INC., a New York corporation

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

JA 741 RETAIL CORP., a New York corporation

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

JA 139 FULTON STREET CORP., a New York corporation

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

J.A. RF, LLC, a Delaware limited liability company

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

[First Amendment to Second Lien Credit Agreement]

J.A. CHERRY HILL, LLC,
a Delaware limited liability company

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

[First Amendment to Second Lien Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Michael M. Hopkins
Name:	Michael M. Hopkins
Title:	Vice President

[First Amendment to Second Lien Credit Agreement]

By signing below, the undersigned Required Lenders consent to this First Amendment

PENNANTPARK INVESTMENT CORPORATION, as a Lender

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

PENNANTPARK FLOATING RATE CAPITAL LTD., as a Lender

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

PENNANTPARK CREDIT OPPORTUNITIES FUND, LP, as a Lender

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Managing Member of the PennantPark Capital, LLC, the general partner of the Fund

[First Amendment to Second Lien Credit Agreement]